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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   August 29, 2005
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                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

       1-4219                                            74-1339132
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(Commission File Number)                     (IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York                   14618
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events

On August 29, 2005, the Moss Point, Mississippi fish processing facility and adjacent shipyard of Omega Protein Corporation, Zapata Corporation's majority-owned subsidiary, were severely damaged by Hurricane Katrina. No injuries to personnel located at the facility were reported as a result of the hurricane. Based on preliminary reports, Omega believes that the facility will not be re-opened for the remainder of the 2005 fishing season which ends in late October. The Moss Point facility accounted for 16% of Omega's total production tonnage in 2004.

Omega's other two Gulf Coast plants in Abbeville, Louisiana and Cameron, Louisiana, did not suffer any material property damages from the storm. Omega's Virginia operations were unaffected. Omega's Hammond, Louisiana administrative headquarters has been adversely affected by lack of electricity.

Omega expects that it will incur a variety of costs, including clean-up and debris removal costs, associated with the hurricane. Omega believes that a portion of the costs and expenses it will incur in connection with this event will be covered by insurance, but the nature and extent of insurance coverage is still being evaluated. Omega does not maintain business interruption insurance.

Omega estimates that the event will likely require recognition of an involuntary conversion of assets in the third quarter 2005 reporting period. Omega currently is unable to estimate the amount of this involuntary conversion.

Special Note Regarding Forward-Looking Statements.

Information included in this Form 8-K includes forward-looking statements that are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "plan," "intend," "estimate," "project," "will," "could," "may," and similar expressions are intended to identify forward-looking statements. Actual results may differ materially from the results discussed in the forward-looking statements as a result of important risk factors including, but not limited to, actual or reported damage or destruction of property, inventory, equipment or the environment and suspension of operations. Zapata assumes no obligation to update forward-looking statements or to update the reasons actual results could differ from those projected in the forward-looking statements.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZAPATA CORPORATION
Date: August 31, 2005                   By:    /s/ Leonard DiSalvo
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                                        Name:  Leonard DiSalvo
                                        Title: Vice President - Finance and CFO


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